
 NUMBER                                                                          SHARES
---------                                                                       ---------
CO                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
---------                                                                       ---------

     -----------------------------------------------------------------------------------

                                 OMNICORDER TECHNOLOGIES INC.

     -----------------------------------------------------------------------------------

                                                                         See Reverse for
                                                                       Certain Definitions

                          TOTAL AUTHORIZED ISSUE 11,000,000 SHARES

   10,000,000 SHARES PAR VALUE $.01 EACH              1,000,000 SHARES PAR VALUE $.01 EACH
          COMMON STOCK AUTHORIZED                          PREFERRED STOCK AUTHORIZED,
                                                        ISSUABLE BY THE BOARD OF DIRECTORS,
                                                    FROM TIME TO TIME, IN ONE OR MORE SERIES


This is to Certify that _________________________SPECIMEN _________________ is the owner of

___________________________________________________________________________________________
                     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                                 OMNICORDER TECHNOLOGIES INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


                                            [SEAL]
---------------------------------                           -------------------------------
          Secretary                                                    President

             The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM       - as tenants in common                      UNIF GIFT MIN ACT ........ Custodian........
     TEN ENT       - as tenants by the entireties                                 (Cust)            (Minor)
     JT TEN        - as joint tenants with right of            under Uniform Gifts to Minors
                     survivorship and not as tenants           Act...........................
                     in common                                          (State)
                     Additional abbreviations may also be used though not in the above list


             For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADRESS INCLUDING POSTAL ZIP CODE OF ASIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

             Dated _________________ 19____
                    In presence of


                                             __________________________________

________________________


             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.